                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 April 30, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   May 2, 2018

2.  SPE I PARTNERS, LP

Item                                    Information

Name:                                   SPE I Partners, LP

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 April 30, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                -------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   May 2, 2018

3.  SPE MASTER I, LP

Item                                    Information

Name:                                   SPE Master I, LP

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 April 30, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                -------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   May 2, 2018

4.  RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 April 30, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:                              By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   May 2, 2018

5.  ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 April 30, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:
                                        By:     /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   May 2, 2018